YTD CASH FLOW COMPARISON - Q4 2004 vs. Q4 2003

Net Cash Flow-   Cash used of $742 million in 2004 vs. $684 million used in 2003
                 ($58 million unfavorable cash change).  Changes are as follows:

                                                                                       FAVORABLE
                                                                                     (UNFAVORABLE)
                                                               2004          2003       CHANGE
                                                               ----          ----     -----------
Cash provided by operations..........................       $ 1,759       $ 2,413        $  (654)
Cash used in financing...............................        (6,514)       (1,731)        (4,783)
Cash provided by (used in) investing.................         4,138        (1,400)         5,538
Currency effect......................................            --            --             --
                                                            -------       -------        -------
   Total cash used in continuing operations..........          (617)         (718)           101
                                                            --------      --------       -------
Cash provided by (used in) discontinued operations (a)         (125)           34           (159)
                                                            --------      -------        --------
   Net change in cash and cash equivalents...........       $  (742)      $  (684)       $   (58)
                                                            ========      ========       ========

(a) Telecommunications, Domestic and International Gas, Australia, Europe, Pedricktown and Strategic

                      CASH FROM OPERATIONS -- 2004 vs. 2003

                                                                        FAVORABLE
                                                                      (UNFAVORABLE)
                                                                          CHANGE
                                                                      -------------
Income from continuing operations before noncash accounting changes     $   (485)
Noncash P&L items
   (Depr., DFIT and Inv Tax Credits, Loss on early
   extinguishment of debt, asset writedown and lease related
charges, net gain from sale of assets, MtM, net equity income/loss from unconsol affiliates, regulatory-related liab., litigation
settlements, stock-based comp).................................            1,459
Changes in assets/liabilities:
   Federal tax refund in 2003 .................................             (616)
   Net working capital (A/R, A/P and inventories)..............             (272)
   Payment to Enron in 2003....................................              102
   Taxes accrued..............................................              (779)
   All other...................................................              (63)
                                                                        --------
      Sub-total................................................           (1,628)
                                                                        --------
Total .........................................................         $   (654)
                                                                        ========

     Cash earnings were higher in 2004 by $974 million ($1,459 million increase in non-cash P&L items offset by a $485 million decrease from income from continuing items).

     Changes in operating assets/liabilities in 2004 decreased by $1,628 million vs. 2003 primarily due to:

o An income tax refund of $616 million received in 2003 primarily related to tax benefits associated with the write-off of the investment in Europe.

o The change in taxes accrued resulted from a $500M current tax benefit in 2004 versus a $290M current tax expense in 2003.

o Decrease in working capital of $272 million consists of $452 million increase in receivables offset by lower inventory of $61 million and higher payables of $119 million.

               YTD CASH USED IN FINANCING -- Q4 2004 vs. Q4 2003

                                                                       2004            2003
                                                                       ----            ----
Net issuances/(retirements) of long term debt.................    $   2,018       $     659
Buy-back of equity linked securities .........................       (1,105)             --
Buy-back of exchangeable preferred membership interest                 (750)             --
Buy-back of common stock......................................       (4,687)             --
Common stock issued...........................................          112              23
Long-term debt held by subsidiary trusts......................         (546)             --
Preferred securities of subsidiary                                      (75)            (98)
Net increase/(decrease) in short-term debt....................          210          (2,305)
Redemption deposit applied to debt retirement.................           --             210
Premium paid for redemption of exchangeable subordinated
notes....................................... .................       (1,102)             --
Debt premium, discount, & reacquisition expense...............         (417)            (38)
                                                                  ---------       ---------
      Subtotal net debt activity..............................       (6,342)         (1,549)
                                                                  ---------       ---------
Dividends paid................................................         (172)           (182)
      Total                                                       $   6,514)      $  (1,731)
                                                                  =========       =========


        YTD CASH PROVIDED BY (USED IN) INVESTING -- Q4 2004 vs. Q4 2003

                                                                       2004            2003
                                                                       ----            ----
Capital Expenditures:
   TXU Energy.................................................    $    (281)      $    (163)
   TXU Electric Delivery......................................         (600)           (543)
   Corp. & Other..............................................          (31)            (15)
                                                                  ---------       ---------
      Total                                                            (912)           (721)
Acquisition of business.......................................            -            (150)
Disposition of business.......................................        4,662(b)           24
Investment in collateral trust................................          525            (525)
Nuclear fuel..................................................          (87)            (44)
Other                                                                   (50)             16
                                                                  ---------       ---------
      Total                                                       $   4,138       $  (1,400)
                                                                  =========       =========

(b) Sale of Australia, Communications, Domestic Gas, TXU Fuel Co., and
    Strategic.

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                         ELECTRIC                   ELIMINATIONS/
                                                           ENERGY        DELIVERY       OTHER         ROUNDING        TOTAL
                                                         ------------  ------------  ------------ ---------------  ----------
                         ASSETS
Current assets
  Cash and cash equivalents                                       70             -            17             -             87
  Restricted cash                                                  6            43             -             -             49
  Advances to affiliates                                         686             -            14          (700)             -
  Accounts receivable - trade                                  1,139            72           400          (337)         1,274
  Income taxes receivable                                          -             -           274          (237)            37
  Accounts receivable - affiliates                                42           221            40          (303)             -
  Notes or other receivables due from affiliates                   -            49             -           (49)             -
  Inventories                                                    284            33             3             -            320
  Commodity contract assets                                      546             -             -             -            546
  Assets of telecommunications holding company                     -             -             -             -              -
  Other current assets                                           239            32           239            (8)           502
                                                         ---------------------------------------------------------------------
     Total current assets                                      3,012           450           987        (1,634)         2,815
                                                         ---------------------------------------------------------------------

Investments
  Restricted cash                                                 15            13            39             -             67
  Other investments                                              498            29         5,708        (5,571)           664
Property, plant and equipment - net                            9,920         6,609           147             -         16,676
Notes or other receivables due from affiliates                     -           386             -          (386)             -
Goodwill                                                         517            25             -             -            542
Regulatory assets - net                                            -         1,891             -             -          1,891
Commodity contract assets                                        315             -             -             -            315
Cash flow hedge and other derivative assets                        8             -            (2)            -              6
Other noncurrent assets                                          221            97            17           (67)           268
Assets held for sale                                              17             -             7             -             24
                                                         ---------------------------------------------------------------------
     Total assets                                             14,523         9,500         6,903        (7,658)        23,268
                                                         =====================================================================

   LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                 & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable - banks                                          210             -             -             -            210
  Advances from affiliates                                         -            63           637          (700)             -
  Long-term debt due currently                                    31           182            15             1            229
  Accounts payable - trade                                       861            58           369          (338)           950
  Accounts payable - affiliates                                  234            27            43          (304)             -
  Notes or other liabilities due to affiliates                    49             -             -           (49)             -
  Commodity contract liabilities                                 491             -             -             -            491
  Liabilities of telecommunications holding company                -             -             -             -              -
  Other current liabilities                                      926           414           739          (243)         1,836
                                                         ---------------------------------------------------------------------
     Total current liabilities                                 2,802           744         1,803        (1,633)         3,716
                                                         ---------------------------------------------------------------------

Accumulated deferred income taxes                              1,848         1,497             -           (44)         3,301
Investment tax credits                                           342            63             -             -            405
Commodity contract liabilities                                   346             -             -             1            347
Cash flow hedge and other derivative liabilities                 178             -            17             -            195
Notes or other liabilities due to affiliates                     386             -             -          (386)             -
Long-term debt held by subsidiary trusts                           -             -             -             -              -
All other long-term debt, less amounts due currently           3,226         4,199         4,972             -         12,397
Other noncurrent liabilities and deferred credits              1,306           323           637            (6)         2,260
Liabilities held for sale                                          6             -             -             -              6
                                                         ---------------------------------------------------------------------
  Total liabilities                                           10,440         6,826         7,429        (2,068)        22,627
                                                         ---------------------------------------------------------------------

Preferred securities of subsidiaries                             511             -          (473)            -             38

Shareholders' equity
  Preferred stock - not subject to mandatory redemption            -             -           300             -            300
  Common stock                                                     -             -          (889)        1,090            201
  Additional paid in capital                                   2,781         2,061         2,730        (4,965)         2,607
  Retained earnings (deficit)                                    961           653        (1,815)       (2,082)        (2,283)
  Accumulated other comprehensive income (loss)                 (170)          (40)         (379)          367           (222)
                                                         ---------------------------------------------------------------------
     Total shareholders' equity                                3,572         2,674           (53)       (5,590)           603
                                                         ---------------------------------------------------------------------
     Total liabilities, preferred securities of
     subsidiaries & shareholders equity                       14,523         9,500         6,903        (7,658)        23,268
                                                         =====================================================================



--------------------------------------------------------------------------------

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                        ELECTRIC                   ELIMINATIONS/
                                                            ENERGY      DELIVERY        OTHER        ROUNDING        TOTAL
                                                         ------------  ------------  ------------  ------------  ------------
                         ASSETS
Current assets
  Cash and cash equivalents                                       18           245           566             -           829
  Restricted cash                                                  -            12             -             -            12
  Advances to affiliates                                         289             -            25          (314)            -
  Accounts receivable - trade                                    943            58           526          (511)        1,016
  Income taxes receivable                                          -             -           182          (182)            -
  Accounts receivable - affiliates                                17           205            41          (263)            -
  Notes or other receivables due from affiliates                   -            13             -           (13)            -
  Inventories                                                    386            29             4             -           419
  Commodity contract assets                                      548             -             -             -           548
  Assets of telecommunications holding company                     -             -           110             -           110
  Other current assets                                           225            33            70           (25)          303
                                                         --------------------------------------------------------------------
     Total current assets                                      2,426           595         1,524        (1,308)        3,237
                                                         --------------------------------------------------------------------

Investments
  Restricted cash                                                  -            13           570            (1)          582
  Other investments                                              479            32         7,735        (7,614)          632
Property, plant and equipment - net                           10,345         6,333           125             -        16,803
Notes or other receivables due from affiliates                     -           423             -          (423)            -
Goodwill                                                         533            25             -             -           558
Regulatory assets - net                                            -         1,872             -             -         1,872
Commodity contract assets                                        109             -             -             -           109
Cash flow hedge and other derivative assets                       88             -             -             -            88
Other noncurrent assets                                          126            39            82           (33)          214
Assets held for sale                                              59             -         7,142             1         7,202
                                                         --------------------------------------------------------------------
     Total assets                                             14,165         9,332        17,178        (9,378)       31,297
                                                         ====================================================================

   LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                 & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable - banks                                            -             -             -             -             -
  Advances from affiliates                                         -            25           289          (314)            -
  Long-term debt due currently                                     1           243           433             1           678
  Accounts payable - trade                                       712            43           546          (511)          790
  Accounts payable - affiliates                                  228            16            19          (263)            -
  Notes or other liabilities due to affiliates                    13             -             -           (13)            -
  Commodity contract liabilities                                 502             -             -             -           502
  Liabilities of telecommunications holding company                -             -           603             -           603
  Other current liabilities                                      936           387           207          (208)        1,322
                                                         --------------------------------------------------------------------
     Total current liabilities                                 2,392           714         2,097        (1,308)        3,895
                                                         --------------------------------------------------------------------

Accumulated deferred income taxes                              1,950         1,432           228           (11)        3,599
Investment tax credits                                           360            68             2             -           430
Commodity contract liabilities                                    47             -             -             -            47
Cash flow hedge and other derivative liabilities                 140             -           100             -           240
Notes or other liabilities due to affiliates                     423             -             -          (423)            -
Long-term debt held by subsidiary trusts                           -             -           546             -           546
All other long-term debt, less amounts due currently           3,084         3,982         3,542             -        10,608
Other noncurrent liabilities and deferred credits              1,262           280           766            (6)        2,302
Liabilities held for sale                                         11             -         2,941             -         2,952
                                                         --------------------------------------------------------------------
     Total liabilities                                         9,669         6,476        10,222        (1,748)       24,619
                                                         --------------------------------------------------------------------

Preferred securities of subsidiaries                             497             -           262             -           759
  Shareholders' equity
  Preferred stock - not subject to mandatory redemption            -             -           300             -           300
  Common stock                                                     -             -            48             -            48
  Additional paid in capital                                   3,688         2,501         8,901        (6,993)        8,097
  Retained earnings (deficit)                                    422           380        (2,550)         (750)       (2,498)
  Accumulated other comprehensive income (loss)                 (111)          (25)           (5)          113           (28)
                                                         --------------------------------------------------------------------
     Total shareholders' equity                                3,999         2,856         6,694        (7,630)        5,919
                                                         --------------------------------------------------------------------
     Total liabilities, preferred securities of
     subsidiaries & shareholders equity                       14,165         9,332        17,178        (9,378)       31,297
                                                         ====================================================================



--------------------------------------------------------------------------------

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET - VARIANCE
DECEMBER 31, 2004 VS DECEMBER 31, 2003
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                        ELECTRIC                   ELIMINATIONS/
                                                           ENERGY       DELIVERY        OTHER       ROUNDING        TOTAL
                                                         ------------  ------------  ------------  ------------  ------------
                         ASSETS
Current assets
  Cash and cash equivalents                                       52          (245)         (549)            -          (742)
  Restricted cash                                                  6            31             -             -            37
  Advances to affiliates                                         397             -           (11)         (386)            -
  Accounts receivable - trade                                    196            14          (126)          174           258
  Income taxes receivable                                          -             -            92           (55)           37
  Accounts receivable - affiliates                                25            16            (1)          (40)            -
  Notes or other receivables due from affiliates                   -            36             -           (36)            -
  Inventories                                                   (102)            4            (1)            -           (99)
  Commodity contract assets                                       (2)            -             -             -            (2)
  Assets of telecommunications holding company                     -             -          (110)            -          (110)
  Other current assets                                            14            (1)          169            17           199
                                                         --------------------------------------------------------------------
     Total current assets                                        586          (145)         (537)         (326)         (422)
                                                         --------------------------------------------------------------------

Investments
  Restricted cash                                                 15             -          (531)            1          (515)
  Other investments                                               19            (3)       (2,027)        2,043            32
Property, plant and equipment - net                             (425)          276            22             -          (127)
Notes or other receivables due from affiliates                     -           (37)            -            37             -
Goodwill                                                         (16)            -             -             -           (16)
Regulatory assets - net                                            -            19             -             -            19
Commodity contract assets                                        206             -             -             -           206
Cash flow hedge and other derivative assets                      (80)            -            (2)            -           (82)
Other noncurrent assets                                           95            58           (65)          (34)           54
Assets held for sale                                             (42)            -        (7,135)           (1)       (7,178)
                                                         --------------------------------------------------------------------
     Total assets                                                358           168       (10,275)        1,720        (8,029)
                                                         ====================================================================

   LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                 & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable - banks                                          210             -             -             -           210
  Advances from affiliates                                         -            38           348          (386)            -
  Long-term debt due currently                                    30           (61)         (418)            -          (449)
  Accounts payable - trade                                       149            15          (177)          173           160
  Accounts payable - affiliates                                    6            11            24           (41)            -
  Notes or other liabilities due to affiliates                    36             -             -           (36)            -
  Commodity contract liabilities                                 (11)            -             -             -           (11)
  Liabilities of telecommunications holding company                -             -          (603)            -          (603)
  Other current liabilities                                      (10)           27           532           (35)          514
                                                         --------------------------------------------------------------------
     Total current liabilities                                   410            30          (294)         (325)         (179)
                                                           ------------------------------------------------------------------

Accumulated deferred income taxes                               (102)           65          (228)          (33)         (298)
Investment tax credits                                           (18)           (5)           (2)            -           (25)
Commodity contract liabilities                                   299             -             -             1           300
Cash flow hedge and other derivative liabilities                  38             -           (83)            -           (45)
Notes or other liabilities due to affiliates                     (37)            -             -            37             -
Long-term debt held by subsidiary trusts                           -             -          (546)            -          (546)
All other long-term debt, less amounts due currently             142           217         1,430             -         1,789
Other noncurrent liabilities and deferred credits                 44            43          (129)            -           (42)
Liabilities held for sale                                         (5)            -        (2,941)            -        (2,946)
                                                         --------------------------------------------------------------------
     Total liabilities                                           771           350        (2,793)         (320)       (1,992)
                                                         --------------------------------------------------------------------

Preferred securities of subsidiaries                              14             -          (735)            -          (721)
Shareholders' equity
  Preferred stock - not subject to mandatory redemption            -             -             -             -             -
  Common stock                                                     -             -          (937)        1,090           153
  Additional paid in capital                                    (907)         (440)       (6,171)        2,028        (5,490)
  Retained earnings (deficit)                                    539           273           735        (1,332)          215
  Accumulated other comprehensive income (loss)                  (59)          (15)         (374)          254          (194)
                                                           ------------------------------------------------------------------
     Total shareholders' equity                                 (427)         (182)       (6,747)        2,040        (5,316)
                                                           ------------------------------------------------------------------
     Total liabilities, preferred securities of
     subsidiaries & shareholders equity                          358           168       (10,275)        1,720        (8,029)
                                                           ==================================================================


--------------------------------------------------------------------------------

TXU CORP. REGULATORY SUMMARY
--------------------------------------------------------------------------------

COMPANY              SUMMARY/EVENTS
--------------------------------------------------------------------------------

TXU Energy            PRICE TO BEAT (PTB) applies to former franchise area
                      residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate -- the PTB -- to residential customers. TXU
                      Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07. The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC. TXU Energy adjusted the PTB twice in 2004:
                      PUC NO. 29516 - Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed March 25, 2004
                      + Requesting 7.9% increase in PTB fuel factor.
                      + Resulted in a $3.39/month or 3.4% increase to residential customers using 1,000 kWh per month.
                      + Approved by the PUC on May 19, 2004 and implemented on May 20, 2004.

                      PUC NO. 29837 - Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed June 10, 2004. + Requesting 12.7% increase in PTB fuel factor.
                      + Resulted in a $5.87/month or 5.7% increase to residential customers using 1000 kWh per month.
                      + Approved by the PUC on August 3, 2004 and implemented on August 4, 2004.

TXU SESCO             TXU SESCO PRICE TO BEAT - TXU SESCO has entered into an
                      agreement with FPL Energy Marketing, Inc. for its 2005 PTB power supply. TXU SESCO filed for recovery of the expenses associated with the increase in purchased power costs over the current contract with Constellation (Docket No.
                      30178). TXU SESCO entered into a joint stipulation which eliminated the need for a hearing and approved the request as filed. The Commission issued a final order on December
                      2, 2004. TXU SESCO revenues will increase by approximately
                      $7.5 million annually due primarily to a 12.1% increase for a residential customer using 1,000 kWh per month.
                      Nevertheless, TXU SESCO will continue to have the lowest
                      Price to Beat rates, statewide.

TXU Electric          TXU ELECTRIC DELIVERY (FORMERLY ONCOR) GENERAL RATE CASE:
Delivery              Authorized ROE of 11.25%, Capital structure of 60% Debt,
                      40% Equity. Reports are filed annually for review with the PUC. Certain cities within TXU Electric Delivery's historical service territory, acting in their role as a regulatory authority (with original jurisdiction), have initiated inquiries to determine if the rates of TXU
                      Electric Delivery, which have been established by the Public Utility Commission, are just and reasonable. 23 cities have passed such resolutions (and 11 have passed resolutions supporting the other cities). TXU Electric
                      Delivery has the right to appeal any city action to the Public Utility Commission. TXU Electric Delivery is currently engaged in settlement discussions with the cities and cities have granted an indefinite suspension in the filing date.

                      PUC NO. 29253 - Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update
                      + The PUC approved TXU Electric Delivery's proposed TCRF on March 1, 2004
                      + The increase will recover an additional $9.2 million in annual revenue.

                      PUC NO. 29425 - Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rates filed March 3, 2004
                      + Approved and effective April 15, 2004.
                      + Total annualized revenue increase of $14 million

                      2ND 2004 TCRF UPDATE (DOCKET NO. 29985) -
                      + TXU Electric Delivery filed its 2nd 2004 TCRF request July 26, 2004.
                      + Proposed total annualized revenue increase of $29.5 million ($9.8 for the remainder of 2004).
                      + New TCRF rates were implemented September 1, 2004.

TXU CORP. SUMMARY OF SIGNIFICANT LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

DATE FILED           CASE INFORMATION                                SUMMARY AND STATUS (1)
-------------------- ----------------------------------------------- -------------------------------------------------
July 7, 2003         TEXAS COMMERCIAL ENERGY V. TXU ENERGY, INC.,    Filing made by an ERCOT market participant (Texas
                     ET AL.; Civil Action No. C-03-249; United       Commercial Energy or TCE) against TXU Energy and
                     States District Court for the Southern          other wholesale market participants in ERCOT
                     District of Texas                               asserting antitrust and other claims. TXU Energy
                                                                     maintains the claims are without merit and filed a
                                                                     motion to dismiss which the Court granted. The
                                                                     dismissal has been appealed to the Fifth Circuit
                                                                     by the Plaintiff. The appeal remains pending.

April 28, 2003       WILLIAM J. MURRAY V. TXU CORP., TXU ENERGY      Filing made by a former employee claiming breach of
                     COMPANY, LLC AND TXU PORTFOLIO MANAGEMENT       contract and employment termination under Section 806
                     COMPANY, LP F/K/A TXU ENERGY TRADING COMPANY    of the Sarbanes-Oxley Act of 2002. The TXU Defendants
                     LP; Cause No. 3-03-CV-0888-P; United States     believe the claims are without merit but cannot
                     District Court for the Northern District of     predict the outcome of this action. Discovery in this
                     Texas, Dallas Division                          case is ongoing and the Court has set the case for
                                                                     trial in June 2005.

February 3, 2004     PATRICK GOODENOUGH, JAMES BRANT HARGRAVE,       Three ERISA lawsuits consolidated and a putative
                     KARI LYN SMITH AND CARL PFEIL, ON BEHALF OF     class action filing made on February 3, 2004.
                     THE TXU THRIFT PLAN, AND ALL OTHER PERSONS      Plaintiffs seek to represent a class of participants
                     SIMILARLY SITUATED, VS. TXU CORP. ET AL.;       in employee benefit plans during the period between
                     Case No. 3:02-CV-2573-K;  United States         April 26, 2001 and October 11, 2002. The TXU
                     District Court for the Northern District of     Defendants believe the claims are without merit but
                     Texas, Dallas Division                          cannot predict the outcome of this action.  Initial
                                                                     class action certification related discovery has
                                                                     been completed and the Plaintiffs' initial class
                                                                     certification motion was denied without prejudice.
                                                                     A second class certification motion is pending
                                                                     before the Court for decision.

March 10, 2003       KIMBERLY PAIGE KILLEBREW, ON BEHALF OF          Filing made by an alleged retail consumer of
                     HERSELF AND ALL SIMILARLY-SITUATED              electricity asserting defendants engaged in
                     INDIVIDUALS V. TXU CORP. AND TXU PORTFOLIO      manipulation of the wholesale electric market and
                     MANAGEMENT COMPANY LP,; Cause No. 3:04cv806;    violation of antitrust and other laws. The TXU
                     United States District Court for the Northern   Defendants believe the claims are without merit but
                     District of Texas, Dallas Division              cannot predict the outcome of this action.  The case
                                                                     has been stayed pending the final ruling in the
                                                                     appeal of the TCE litigation described above.

October 23, 2002     BRUCE GIRDAUSKAS, DERIVATIVELY ON BEHALF OF     Derivative filing made by a purported shareholder
                     TXU CORP. VS. TXU CORP. ET AL; Cause No.        alleging breach of fiduciary duty.  TXU Corp.
                     02-10191; 116th Judicial District Court of      believes the claims are without merit but cannot
                     Dallas County, Texas                            predict the outcome of this action.  Plaintiff failed
                                                                     to make a pre-suit demand upon the directors as
                                                                     required by law, and the case is currently stayed.
                                                                     THE PLAINTOFF HAS FILED A MOTION TO LIFT THE STAY
                                                                     WHICH HAS NOT YET BEEN ADDRESSED BY THE COURT.
                                                                     BELIEVES THE CASE SHOULD BE DISMISSED.

January 2003,        RICHARD SCHWARTZ, ET AL., V. TXU CORP ET AL.;   A number of lawsuits were filed and consolidated, and
October 2002,        Civil Action No.:  3:02-CV-2243-K;  United      an amended consolidated complaint was filed on July
November 2002,       States District Court for the Northern          21, 2003. The complaint alleges violations of the
December 2002        District of Texas, Dallas Division              Securities Act of 1933 and the Securities Exchange
                                                                     Act of 1934, all relating to alleged materially
                                                                     false and misleading statements. On January 20,
                                                                     2005 a memorandum of understanding was signed
                                                                     pursuant to which the case will be settled in
                                                                     exchange for payment of $150 million, at least $66
                                                                     million of which will be paid by TXU's D&O
                                                                     Carriers. The settlement is subject to court
                                                                     approval.

OTHER ITEMS
October, 2003        TXU EUROPE CLAIMS                               TXU Corp. received notice from certain creditors and
                                                                     administrators of TXU Europe regarding potential
                                                                     claims against the directors and officers for
                                                                     allegedly failing to minimize the potential losses
                                                                     to the creditors of TXU Europe. On January 28,
                                                                     2005, TXU entered into a settlement agreement
                                                                     providing for payment of approximately $220
                                                                     million to the administrators of TXU Europe Ltd in
                                                                     order to resolve the claims of the TXU Europe
                                                                     companies and creditors of those companies.

(1) Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.